                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 14, 2004
                                                --------------------------------

                               Elecsys Corporation
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             (Exact name of registrant as specified in its charter)

         KANSAS                       0-22760                    48-1099142
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 (State or other jurisdiction         (Commission             (IRS Employer
       of incorporation)             File Number)          Identification No.)

15301 W. 99th Street  Lenexa, Kansas                              66219
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code     (913) 647-0158
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 2.02         Results of Operations and Financial Condition.

         On September 14, 2004 the Company issued a press release announcing its financial results for the first quarter ending July 31, 2004. A copy of the press release is furnished under Item 9.01 of this Form 8-K as Exhibit 99.1.

Item 9.01         Financial Statements and Exhibits.

         (c) EXHIBITS. The following exhibits are filed herewith:

         99.1    Press Release dated September 14, 2004.
..

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  September 14, 2004
                                       ELECSYS CORPORATION

                                       By:  /s/ Todd A. Daniels
                                          --------------------------------------------
                                            Todd A. Daniels
                                            Vice President and Chief Financial Officer